EXHIBIT 10.1

CHANGE ORDER FORM
Heavy Haul Road Wetlands Impact, Upgrade LNG Impoundment Sump Pumps, Miscellaneous Cheniere Building Utilities Changes

PROJECT NAME: Sabine Pass LNG Liquefaction Facility - Stage 1 OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00026 DATE OF CHANGE ORDER: June 28, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will realign Heavy Haul Road to avoid areas designated as protected wetlands. The scope of work includes the following:

a.	Design and construction of a reinforced earth retaining wall;

b.	CPT testing

c.	Realignment of fencing

d.	Construction surveying activities

e.	Removal and disposal of buried pile cut-offs

f.	Improve the existing roadbed soil to a depth of 4 ft.

g.	Extend drainage culverts

h.	The drawings depicting the final design of the realignment of Heavy Haul Road are shown in Exhibit A.

2.	Per Article 6.1B of the Agreement, Parties agree Bechtel will extend Heavy Haul Road. The scope for this work is detailed below:

a.
Heavy Haul Road will extend and run adjacent to Train 4; the plant road will be converted to the Heavy Haul Road width and cross section; the adjacent drainage ditch will be relocated; and a study will be completed for installation of a bridge across the outfall channel.

b.	The drawing titled Exhibit B shows the Heavy Haul Road extension.

3.
Per Article 6.1B of the Agreement, Parties agree Bechtel will upgrade the LNG impoundment basin pumps original scope design from three 330 GPM pumps and one 110 GPM pump to three 4000 GPM pumps and one 330 GPM pump as shown in Exhibit H. The purpose of this scope is to ensure adequate water removal capacity at a rate of 25% of the maximum 10 year storm precipitation level in the impoundment basin in Area 135-G.

4.
Per Article 6.1B of the Agreement, Parties agree Bechtel will direct its vendor to add hand wheels to ten (10) fail open valves which will be placed on the new in tank pump minimum flow lines. Exhibit C details the specific control valves affected by this change.

5.	Per Article 6.1B of the Agreement, Parties agree Bechtel will incorporate the following SPL warehouse and O&M building support changes which is further detailed in Exhibit D of this Change Order:

a.	Transfer scope from Bechtel to SPL for utilities interface location at the Warehouse and O&M Buildings which will now be approximately 15 ft. from both buildings.

b.	Transfer scope from Bechtel to SPL for sanitary lift station pile driving.

c.
Growth of the O&M building by 110 feet to the East including an increase in the electrical utilities and size requirements for potable water lines and fire water lines to the O&M building. Exhibit E of this Change Order shows the drawings associated with this portion of the Change Order.

6.	This Contract Change Order will increase the Contract price by an amount of $2,235,687 which includes $1,073,611 Provisional Sum and $1,212,076 lump sum.

7.	Exhibit F details the lump sum cost breakdown for these portions of the Change Order.

8.	The overall cost breakdown for this Change Order is detailed in Exhibit G and described as follows:

a.
The previous Soils Provisional Sum in Article 2.1 of Attachment EE of the Agreement was *** U.S. Dollars ($***). This Change Order will amend the previous value and increase the value by $***. The new Soils Provisional Sum is now Sixty One Million, Five Hundred Seventeen Thousand, Three Hundred Eighty Eight U.S. Dollars ($61,517,388).

b.
The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was *** U.S. Dollars ($***) and *** hours. This Change Order will amend the previous values respectively to *** U.S. Dollars ($***) and *** hours.

c.
The previous Aggregate Provisional Sum prior to this Change Order was Three Hundred Three Million, Seven Hundred Ninety Two Thousand, One Hundred Twenty Four U.S. Dollars ($303,792,124). This Change Order will amend that value and the new value shall be Three Hundred Four Million, Eight Hundred Sixty Five Thousand, Seven Hundred Thirty Five U.S. Dollars ($304,865,735).

9.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit I of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00025)	$127,590,120
The Contract Price prior to this Change Order was	$4,027,590,120
The Contract Price will be (increased) by this Change Order
in the amount of	$2,335,687
The new Contract Price including this Change Order will be	$4,029,925,807

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 6,7,8,9 and Exhibits F, G, and I of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Joe Jackson
Owner	Contractor
Ed Lehotsky	Joe Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
July 25, 2013	June 26, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM
Additional Water Pumps for Permanent Plant

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00027 DATE OF CHANGE ORDER: July 12, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will install three (3) pumps to be operated at 50% utilization along with the associated pipe tie-ins to increase the pressure and flow rate demands for Stage 1 water supply. These pumps will be located on the 135F area OSBL. Details of this scope include:

a.	Each pump will be sized for 1750 GPM with a suction pressure range of 8.5 - 24 Psig.

b.	The discharge pressure will be established after the hydraulic calculation.

c.	SPL will deliver 3500 GPM at the battery limit from the 16 inch line for Stage 1.

d.	Exhibit A is the P&ID for this scope of work.

2.	This Contract Change Order will increase the Contract price by an amount of $3,168,054 which is all lump sum.

3.	Exhibit B details the overall cost breakdown of the Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00026)	$129,925,807
The Contract Price prior to this Change Order was	$4,029,925,807
The Contract Price will be (increased) by this Change Order
in the amount of	$3,168,054
The new Contract Price including this Change Order will be	$4,033,093,861

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 3,4,5 and Exhibits B and C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
July 26, 2013	July 12, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM
HRU operability with Lean Gas & Controls Upgrade

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00028 DATE OF CHANGE ORDER: July 26, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will install a by-pass line upstream of 11XV-17077 to V-1602. Backup and clarification for this change order includes:

a.	Case 1 feed gas composition does not require the operation of the Heavies Removal Unit (HRU) and therefore this gas composition can be processed through the LNG plant by by-passing the HRU.

b.	A check valve will be added downstream of 11FV-17137 to mitigate any reverse flow from V-1602.

c.	A calculation block to the existing DCS to alarm on high freezing component concentration.

d.	To provide advanced warning of heavy components in the feed gas stream, the feed gas analyzer AE-11064 will be upgraded to report BTX and heavy hydrocarbon split.

2.	Exhibit A of this Change Order depicts the scope of this work.

3.	This Contract Change Order will increase the Contract price by a lump sum amount of $2,197,145.

4.	Exhibit B details the overall cost breakdown of the Change Order.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00027)	$133,093,861
The Contract Price prior to this Change Order was	$4,033,093,861
The Contract Price will be (increased) by this Change Order
in the amount of	$2,197,145
The new Contract Price including this Change Order will be	$4,035,291,006

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 3, 4,5 and Exhibits B and C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Joe Jackson
Owner	Contractor
Ed Lehotsky	Joe Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
August 15, 2013	July 30, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM
Additional Belleville Washers

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00029 DATE OF CHANGE ORDER: August 14, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will install a set of two (2) Belleville washers and one (1) flat washer on each side of all cryogenic flange connections. The original scope included Belleville washers only on one side of a cryogenic flange.

a.	Adding washers on both sides will require the joint be tightened by torqueing instead of by tensioning. Torqueing necessitates the use of longer bolts.

b.	Tightening specifications for this work will be controlled by Document Number 3PS-PB00-F0008 - Project Specifications for Bolt Tensioning & Bolt-Up Requirements.

2.	This Contract Change Order will increase the Contract price by a lump sum amount of $1,437,159.

3.	Exhibit A details the overall cost breakdown of the Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00028)	$135,291,006
The Contract Price prior to this Change Order was	$4,035,291,006
The Contract Price will be (increased) by this Change Order
in the amount of	$1,437,159
The new Contract Price including this Change Order will be	$4,036,728,165

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 2, 3, 4 and Exhibits A and B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Joe Jackson
Owner	Contractor
Ed Lehotsky	Joe Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
August 26, 2013	August 15, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM
Soils Preparation Provisional Sum Transfer

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00030 DATE OF CHANGE ORDER: August 29, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The value of the Soils Preparation Provisional Sum specified in Article 2.1 of Attachment EE, Schedule EE-2, of the Agreement was U.S. $***, as amended by Change Orders up to and including CO-00026. Exhibit A defines the scope of work which will be transferred to the SPL Stage 1 EPC Agreement from the Stage 2 EPC Agreement executed on December 20, 2012. Accordingly, the Soils Preparation Provisional Sum will be increased by $***. The new value of the Soils Preparation Provisional Sum as adjusted by this Change Order is $***.

2.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $304,865,735. This Change Order will increase the Aggregate Provisional Sum amount by $15,331,000 and the new value shall be $320,196,735.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00029)	$136,728,165
The Contract Price prior to this Change Order was	$4,036,728,165
The Contract Price will be (increased) by this Change Order
in the amount of	$15,331,000
The new Contract Price including this Change Order will be	$4,052,059,165

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 1, 2, 3 and Exhibit B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
September 19, 2013	August 29, 2013
Date of Signing	Date of Signing